Ivy Funds

Delaware Ivy Global Bond Fund

Supplement to the Fund’s Summary Prospectus and Statutory Prospectus (together, the “Prospectuses”)
dated July 29, 2022, as amended

Effective immediately, the following replaces the first paragraph in the section of the Prospectuses entitled “Fund summaries – Delaware Ivy Global Bond Fund – What are the Fund’s principal investment strategies?”:

Delaware Ivy Global Bond Fund seeks to achieve its objectives by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of bonds of foreign and US issuers. The Fund may invest in debt securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), issued by foreign or US companies of any size, including those in emerging markets, as well as in debt securities issued by foreign or US governments. Under normal circumstances, the Fund invests at least 40% (or, if the Manager deems it warranted by market conditions, at least 30%) of its total assets in securities of non-US issuers, including those located in at least three countries including the United States. Non-US issuers are those that are (1) economically tied to a non-US country or countries, or (2) issued or guaranteed by a company domiciled in, or government of, a non-US country. The Fund may invest up to 100% of its total assets in foreign securities and in securities denominated in currencies other than the US dollar. The Fund may invest in securities of any maturity.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated December 27, 2022.